Exhibit 99.2

Q3 2015 Earnings Conference Call October 29, 2015

Industry Data and Forward-Looking Statements Disclaimer Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond our control. This presentation includes various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding our future financial condition or results of operations, cash flows, performance, business prospects and opportunities, our plans to divest or otherwise exit the Services business, and our prospects and strategies for future growth, including with respect to estimated 2015 guidance. Forward-looking statements include any statement that does not directly relate to a current or historical fact. These statements are based on current expectations and we undertake no obligation to update these statements to reflect events or circumstances occurring after this presentation. Such statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Such risks and uncertainties include, but are not limited to: expectations regarding our business, end-markets, relationships with customers and our ability to diversify our customer base; the impact of competition and economic volatility on the industries in which we compete; our ability to realize revenue from customer orders and backlog; the impact of regulation on end-markets, including the wind energy industry in particular; the sufficiency of our liquidity and working capital and our plans to evaluate alternative sources of funding if necessary; our ability to preserve and utilize our tax net operating loss carry-forwards; our plans to divest or otherwise exit the Service’s business; our plans to continue to grow our business through organic growth; our plans with respect to the use of proceeds from financing activities,our ability to operate our business efficiently, manage capital expenditures and costs effectively, and generate cash flow; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including those contained in Part I, Item A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2014. This presentation contains non-GAAP financial information. We believe that certain non-GAAP financial measures may provide users of this financial information with meaningful comparisons between current results and results in prior operating periods. We believe that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Please see our earnings release dated October 29, 2015 for a reconciliation of certain non-GAAP measures presented in this presentation. 10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 2

10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 3 Annual Tower Production Ramp up to full capacity tower production has been difficult Key changes will enable us to produce at full capacity Challenges: West Coast port strike Supplier quality issues Change process management Solutions: More sophisticated procurement process Expand lead times on foreign sourced components Invest capital to improve bottlenecks Full Capacity Utilization 0 50 100 150 200 250 300 350 400 450 500 2010 2011 2012 2013 2014 Q1 15 Q2 15 Q3 15 Q4 15 E Annual Tower Production Volume

Wind Market - Drivers 10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 4 >13,250 MW under construction 50% in TX 19% in Midwest 16% in Plains states Source: AWEA Q315 Market Report Tower Market Dynamics: Strong wind investment from non-utility purchasers of wind energy in Q3 15 Costs driven down by larger turbines and advanced towers/blades Tower market is becoming more competitive EPA regulations driving shift to renewables Under Construction Activity Wind Project Pipeline 21,000 MW ~ 10,000 towers 3,600 MW Installed Sept 2015 YTD - 5,000 10,000 15,000 20,000 25,000 MW 13,250 MW Under Construction 4,100 MW in Advanced Development

Orders and Backlog Orders – $M Orders in Q3 15 down compared to Q3 14 due to timing of large tower orders $3M follow-on tower order; expect to announce significant orders in Q4 15 Gearing – $7M in wind replacement gearing orders Order Backlog – $M Backlog at 9/30/15 totaled $128M Negotiating tower orders for 2016-2017 production Q3 14 Q3 15 YTD 14 YTD 15 Towers & Weldments $51.7 $3.2 $56.5 $66.3 Gearing $9.1 $9.0 $36.1 $22.5 Total $60.8 $12.2 $92.6 $88.8 10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 5 - 50 100 150 200 250 300 350 $ Millions

Consolidated Financial Results 10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 6 Sales down 10% from Q3 2014: Towers and Weldments -5%, Gearing -30% Gross margin of 5.7% – down 190 bp from Q3 2014 due to less profitable tower mix Operating expense 8.2% of sales in Q3 2015 – down 80 bp from Q3 2014 due to aggressive cost management; includes $.9M environmental reserve for closed gear plant Adj. EBITDA $1.4M, 3% of sales Services reported as Discontinued Operations - $5.2M loss including $4.5M impairment Q3 Comments: Q3 YTD 2014 BM FC 2015 2014 BM FC 2015 Revenue-$M $ 55.3 $ 64.5 $ 49.8 $ 176.6 $ 180.8 $ 161.6 Gross Profit-$M 4.0 7.1 2.8 19.2 15.1 14.1 -% (ex. Restructuring) 6.4% 11.0% 5.7% 10.9% 8.4% 8.7% Operating Expense-$M 5.0 5.2 5.0 16.5 16.3 15.0 -% (ex. Restructuring) 9.0% 8.1% 8.2% 9.2% 9.0% 8.7% Operating Income/(Loss)-$M (1.1) 1.9 (2.1) 2.7 (1.2) (0.9) Adj. EBITDA-$M 2.4 4.7 1.4 13.0 7.5 7.7 EPS, Continuing (0.07) 0.13 (0.16) 0.15 (0.08) (0.10) Q3 YTD Q3 YTD 2015 BM FC 2014 2015 BM FC 2014 2014 2015 2014 2015 Revenue-$M $ 49.8 $ 60.4 $ 55.3 $ 161.6 $ 172.1 $ 176.6 Revenue-$M $ 55.3 $ 49.8 $ 176.6 $ 161.6 Gross Profit-$M 2.8 7.2 4.0 14.1 18.4 19.2 Gross Profit-$M 4.0 2.8 19.2 14.1 -% (ex. Restructuring) 5.7% 11.9% 7.6% 8.7% 10.7% 10.3% -% (ex. Restructuring) 7.6% 5.7% 11.4% 8.7% Operating Expense-$M 5.0 4.8 5.1 15.0 14.8 16.5 Operating Expense-$M 5.1 5.0 16.5 15.0 -% (ex. Restructuring) 8.2% 7.9% 9.0% 8.7% 8.6% 9.2% -% (ex. Restructuring) 9.0% 8.2% 9.2% 8.7% Operating Income/(Loss)-$M (2.1) 2.4 (1.1) (0.9) 3.7 2.7 Operating Income(Loss)-$M (1.1) (2.1) 2.7 (0.9) Adj. EBITDA-$M 1.4 4.9 2.4 7.7 11.2 13.0 Adj. EBITDA-$M 2.4 1.4 13.0 7.7 EPS, Continuing (0.16) 0.15 (0.07) (0.10) 0.21 0.15 EPS, Continuing Operations (0.07) (0.16) 0.15 (0.10) 3139 Memo: NI including Disc. Operations (1.8) (7.6) (1.0) (11.0)

Towers and Weldments Q3 2014 Q3 2015 YTD 2014 YTD 2015 Orders ($M) $51.7 $3.2 $56.6 $66.3 Towers Sold (#) 107 112 334 357 Revenue ($M) 45.1 42.9 146.3 139.0 Operating Inc ($M) 3.4 2.2 17.5 10.5 -% of Sales 7% 5% 12% 8% Adj. EBITDA ($M) 4.4 3.5 20.6 13.7 - % of Sales 10% 8% 14% 10% Q3 Results Towers sold up slightly from Q3 2014 YTD revenue down due to tower mix, lower steel prices Operating margin dropped to 5% of sales Q4 outlook: $37-38M revenue; Op Income break-even Q4: Reduced income reflects lower volume and transportation surcharges/penalties Q4 Objectives Sell 2016 tower capacity Reduce tower production cost through improved welding and paint productivity Improve management of tower model changeover Build and diversify weldments backlog Expand ERP system utilization 10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 7 0 50 100 150 Q1 Q2 Q3 Q4 # of Towers Quarterly Tower Sales 2014 2015 Forecast

Gearing Q3 2014 Q3 2015 YTD 2014 YTD 2015 Orders ($M) $9.1 $9.0 $36.1 $22.5 Revenue ($M) 10.3 7.2 31.5 23.8 Operating Loss ($M) -2.3 -2.6 -7.1 -5.4 Adj. EBITDA ($M) -.1 -.5 -.3 -.6 Q3 Results Orders flat – wind up, oil and gas down Revenue down 30% in Q3, 25% YTD – oil and gas and mining Operating Loss in-line with PY on less revenue – cost management, end of restructuring, lower depreciation all contribute, partially offset by $.9M environmental reserve for closed gear plant Q4 outlook – similar to Q3 10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 8 YTD 14 YTD 15 Orders by Industry Q4 Objectives Continue cross-training to improve labor productivity Tight control of expenses and working capital Expand sales efforts to improve capacity utilization Wind Industrial Oil & Gas Mining Steel Wind Industrial Oil & Gas Mining Steel

Liquidity 10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 9 Free cash flow in Q3 totaled $5M Inventories declined >$5M in Q3; expected to decline further $3-5M by year-end Working capital declined $6M, primarily due to inventory reduction; expected to decline further by $6-8M by year-end Gross Inventory Working Capital cents per dollar of sales * Estimate - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Raw Materials WIP Finished Goods - 2 4 6 8 10 12 14 16

Balance Sheet YE 2014 Q1 15 Q2 15 Q3 15 Cash Assets $20.2 $.2 $.6 $4.8 Op Working Capital 8.2 25.9 33.6 27.6 Net PPE 58.5 57.1 54.6 53.6 Other Assets 7.5 7.1 6.6 7.0 Assets Held for Sale 12.3 9.8 11.4 6.9 (Debt and Cap Leases) (4.0) (4.9) (8.9) (8.1) (Other Liabilities) (12.8) (10.4) (10.8) (11.3) (Liabilities Held For Sale) (1.6) (1.2) (1.5) (2.2) Equity 88.4 83.6 85.6 78.3 Cash assets rose to $4.8M and should exceed $10M at year-end Net PPE declines as capital spending ($2.3M YTD) is less than depreciation Line of credit undrawn at 9/30/15 Other liabilities increased due to $.9M environmental reserve for closed gearing plant 10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 10

Consolidated Outlook 10/29/15 © 2015 Broadwind Energy, Inc. All rights reserved. 11 * Estimate Q4 Outlook Assumptions Tower production declines due to more difficult mix and fewer work days Gearing continues to manage well through oil & gas and mining downturn; savings from consolidation in effect, aggressive cost management continues Services reflected in Discontinued Operations Cost reduction and Continuous Improvement remain primary focus Expect to close one or more significant tower orders in Q4 Cash balances will climb to >$10M at year-end FY 2011 FY 2012 FY 2013 FY 2014 YTD 15 Q4 14 Q4 15E Revenue-$M $ 169.6 $ 188.8 $ 198.5 $ 225.8 $ 161.6 $ 49.2 $44-45 Gross Profit-$M 9.8 7.7 14.6 19.7 14.1 -0.5 Revenue Low High -% (ex. Restructuring) 5.9% 4.8% 5.0% 9.3% 8.7% -0.3% Towers 55 57 Operating Expense-$M 25.0 20.8 23.1 21.2 15.0 4.6 Gears 8 9 4,500 5,000 -% (ex. Restructuring) 14.5% 10.7% 11.1% 9.3% 8.7% 9.3% Services 3 4 270 270 Operating Loss-$M (15.2) (13.1) (8.5) (1.5) (0.9) (4.1) (4-5) 396 396 Adj. EBITDA-$M 1.8 6.9 12.9 11.9 7.7 (1.1) EPS, Continuing - $ (1.34) (0.99) (0.41) (0.12) (0.10) (0.28) (.29-.36) 492 992 *estimates as of 9.18.15 Op Inc 189 189 weighted shares out 11617 14058 14457 14715 Towers 5.5 5.7 303 803 FY 2011 FY 2012 FY 2013 YTD 9/30/14 Gears -2 -1 0.02 0.06 Revenue-$M $ 186.0 $ 210.7 $ 215.7 $ 187.5 Services -0.7 -0.5 Gross Profit-$M 7.2 6.8 12.3 17.6 Corp -2 -2.5 -% (ex. Restructuring) 3.9% 4.0% 8.0% 9.9% 0.8 1.7 Operating Expense-$M 27.6 24.1 25.6 18.3 -% (ex. Restructuring) 14.6% 11.1% 11.3% 9.6% 14597 Impairment Exp. -$M 0.054806 0.11646229 Operating Profit (Loss)-$M (20.4) (17.3) (13.2) (0.7) Adj. EBITDA-$M (2.1) 5.5 10.3 10.7 EPS, Continuing - $ (1.79) (1.27) (0.72) (0.07)

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